Exhibit (B)

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of MDT Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of MDT Funds for the period ended January 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of MDT Funds for the stated period.

/s/ R. Schorr Berman            /s/ John Duane
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R. Schorr Berman                John Duane
President, MDT Funds            Treasurer, MDT Funds

Dated: April 11, 2006
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by MDT Funds for purposes of Section 18 of the Securities Exchange Act of 1934.